SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 15, 1996

                           First Union Corporation
              (Exact name of registrant as specified in its charter)

North Carolina                      1-10000               56-0898180
(State of other jurisdiction     (Commission            (IRS Employer
  of incorporation)                File Number)         Identification No.)

       One First Union Center
     Charlotte, North Carolina                       28288-0013
  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (704)374-6565



      (Former name or former address, if changed since last report.)

Item 5. Other Event

        Attached hereto as Exhibit (4) is a copy of First Union Corporation's Amended and Restated Shareholder Protection Rights Agreement, dated as of December 18, 1990, and as amended and restated as of October 15, 1996
(the "Plan"). The Plan incorporates in one document the previous amendments to First Union Corporation's Shareholder Protection Rights Agreement, dated as of December 18, 1990, as amended, and the amendments adopted on October 15, 1996. The amendments adopted on October 15, 1996, include (i) an increase in the exercise price of the rights issued under the Plan from $110.00 to $210.00, and (ii) the ability of the Board of Directors of First Union Corporation to terminate the Plan, without any redemption payment, at any time before the rights "separate" from First Union Corporation's common stock.


Item 7. Financial Statements and Exhibits.

        Exhibit No.                Description
        -----------                ------------

            (4) Amended and Restated Shareholder Protection Rights Agreement, dated as of December 18, 1990, and as amended and restated as of October 15, 1996.




                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST UNION CORPORATION


       Date: October 16, 1996       By: /s/ Kent S. Hathaway
                                        --------------------
                                    Name: Kent S. Hathaway
                                    Title: Senior Vice President

                               EXHIBIT INDEX


        Exhibit No.                Description
        -----------                ------------

            (4) Amended and Restated Shareholder Protection Rights Agreement, dated as of December 18, 1990, and as amended and restated as of October 15, 1996.

     AMENDMENT AND RESTATEMENT, dated as of October 15, 1996 (this "Amendment"), of the SHAREHOLDER PROTECTION RIGHTS AGREEMENT, dated as of December 18, 1990 (as heretofore amended, the "Rights Agreement"), between First Union Corporation, a North Carolina corporation (the "Company"), and First Union National Bank of North Carolina, a national banking association, as Rights
Agent (the "Rights Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, on December 18, 1990, the Board of Directors of the Company (i) authorized and declared a dividend of one Right with respect to each share of Common Stock held of record as of the Record Time and (ii) authorized the issuance of one Right with respect to each share of Common Stock issued after the Record Time and prior to any Separation Time, each Right representing the right to purchase securities of the Company pursuant to the terms and conditions of the Rights Agreement; and

     WHEREAS, the Rights remain issued and outstanding and the Rights Agreement remains in effect with respect thereto;

     WHEREAS, no Separation Time or Stock Acquisition Date has occurred; and

     WHEREAS, the Board of Directors of the Company has approved, in accordance with Section 5.4 of the Rights Agreement, this Amendment and has directed the appropriate officers of the Company to take all appropriate steps to execute and deliver this Amendment;

     NOW, THEREFORE, in consideration of the premises and the respective agree-ments set forth herein, the parties hereby agree as follows:

     (1) Amendment and Restatement of the Rights Agreement. The Rights Agreement is hereby amended and restated to read in its entirety as set forth in the Annex to this Amendment.

     (2) Effectiveness. This Amendment shall be deemed to be in force and effective immediately upon the close of business on the date hereof. Except as amended and restated hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     (3) Defined Terms. Unless otherwise defined herein, all defined terms used herein shall have the same meanings given to them in the Rights Agreement.

     (4) Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of North Carolina and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     (5) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                      FIRST UNION CORPORATION


                                      By: /s/Marion A. Cowell, Jr.
                                          Name: Marion A. Cowell, Jr.
                                          Title: Executive Vice President


                                      FIRST UNION NATIONAL BANK OF NORTH
                                      CAROLINA


                                      By: /s/Keith D. Lembo
                                          Name: Keith D. Lembo
                                          Title: Senior Vice President

_______________________________________________________________________________





                              AMENDED AND RESTATED
                    SHAREHOLDER PROTECTION RIGHTS AGREEMENT
                                  dated as of
                               December 18, 1990
                                    between
                            FIRST UNION CORPORATION
                                      and
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                as Rights Agent





                 Amended and Restated as of October 15, 1996



________________________________________________________________________________

                    SHAREHOLDER PROTECTION RIGHTS AGREEMENT

                               Table of Contents


                                                                       Page
                                                                       ----


                                   Article I
                              CERTAIN DEFINITIONS


Section 1.1     Certain Definitions ..............................        2


                                   Article II
                                   THE RIGHTS


Section 2.1     Summary of Rights ...............................        13
Section 2.2     Legend on Common Stock Certificates .............        13
Section 2.3     Exercise of Rights;
                  Separation of Rights ..........................        14
Section 2.4     Adjustments to Exercise Price;
                  Number of Rights ..............................        18
Section 2.5     Date on Which Exercise is
                  Effective .....................................        21
Section 2.6     Execution, Authentication, Delivery
                  and Dating of Rights Certificates .............        21
Section 2.7     Registration, Registration of
                  Transfer and Exchange .........................        22
Section 2.8     Mutilated, Destroyed, Lost and
                  Stolen Rights Certificates ....................        24
Section 2.9     Persons Deemed Owners ...........................        25
Section 2.10    Delivery and Cancellation of
                  Rights Certificates ...........................        26
Section 2.11    Agreement of Rights Holders .....................        26

                                  Article III
                   ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF
                              CERTAIN TRANSACTIONS

Section 3.1     Flip-in .........................................        27

                                   Article IV
                                THE RIGHTS AGENT

Section 4.1     General .........................................        32
Section 4.2     Merger or Consolidation or Change of
                  Name of Rights Agent ..........................        34
Section 4.3     Duties of Rights Agent ..........................        35

                                                                       Page
                                                                       ----


Section 4.4     Change of Rights Agent ...........................       39

                                   Article V
                                 MISCELLANEOUS

Section 5.1     Redemption; Termination .........................        41
Section 5.2     Expiration ......................................        42
Section 5.3     Issuance of New Rights Certificates .............        42
Section 5.4     Supplements and Amendments ......................        43
Section 5.5     Fractional Shares ...............................        44
Section 5.6     Rights of Action ................................        45
Section 5.7     Holder of Rights Not Deemed a
                  Shareholder ...................................        46
Section 5.8     Notice of Proposed Actions ......................        46
Section 5.9     Notices .........................................        47
Section 5.10    Suspension of Exercisability ....................        48
Section 5.11    Costs of Enforcement ............................        48
Section 5.12    Successors ......................................        49
Section 5.13    Benefits of this Agreement ......................        49
Section 5.14    Descriptive Headings ............................        49
Section 5.15    Governing Law ...................................        49
Section 5.16    Counterparts ....................................        49
Section 5.17    Severability ....................................        50

                                    EXHIBITS

Exhibit A       Form of Rights Certificate (Together with Form of Election to
                Exercise)

Exhibit B       Form of Articles of Amendment with respect to the Junior
                Participating Class A Preferred Stock of First Union Corporation

         SHAREHOLDER PROTECTION RIGHTS AGREEMENT

         AMENDED AND RESTATED SHAREHOLDER PROTECTION RIGHTS AGREEMENT (as the same may from time to time be amended or supplemented, this "Agreement"), dated as of December 18, 1990 and amended and restated as of October 15, 1996, between First Union Corporation, a North Carolina corporation (the "Company"), and First Union National Bank of North Carolina, a national banking association, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder),

         WHEREAS, the Board of Directors of the Company has (a) authorized and declared a dividend of one right ("Right") in respect of each share of Common Stock (as hereinafter defined) held of record as of the close of business on December 28, 1990 (the "Record Time") and (b) authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.3, each share of Common stock that shall become outstanding after the Separation Time;

         WHEREAS, subject to Sections 3.1, 5.1 and 5.1O, each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein; and

         WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

         NOW, THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

         1.1 CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

         "Acquiring Person" shall mean either of the following:

             (i) any Person that is a Beneficial Owner of 15% or more of the outstanding shares of Common Stock; provided, however, that, for purposes of this subparagraph (i), the term "Acquiring Person" shall not include (a) any Person that shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock, until such time thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock, (b) any Person that acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person, upon notice by the Company, promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 15% or more of the outstanding shares of Common Stock or (c) any Person that Beneficially Owns shares of Common Stock consisting solely of one or more of (1) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an "Option Holder") by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (2) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock), Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option, (3) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock and (4) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) which are held by such Option Holder in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are beneficially owned by third Persons who are not Affiliates or Associates of such Option Holder or acting together with such Option Holder to hold such shares, or which are held by such Person in respect of a debt previously contracted; or

             (ii) any Person that is determined by the Federal Reserve Board to Control the Company; provided, however, that for purposes of this subparagraph
(ii) the term "Acquiring Person" shall not include (a) any Person as to which the Federal Reserve Board's determination of Control would not have been made but for such Person's violation of, or non-compliance with, a customary agreement with, or commitment to, the Federal Reserve Board relating to Control or the failure of such person to enter into such an agreement or commitment if necessary to avoid or eliminate a determination of Control containing standard Federal Reserve Board commitments similar to those in the Federal Reserve Board order issued to North Fork

Bancorporation on March 29, 1995 other than number 2 relating to employees, number 10 relating to banking or non-banking transactions and number ll relating to board representation (any such violation or noncompliance or failure, a "Compliance Failure") so long as such person obtains a determination from the Federal Reserve Board within 30 days of being so determined in Control that it no longer Controls the Company (a "Non-Control Determination") (or within 60 days if the Board of Directors of the Company in its discretion determines to grant an extension of up to an additional 30 days) or (b) any Person as to which the Federal Reserve Board's determination of Control does not result from a Compliance Failure, so long as such person obtains a Non-Control Determination on or before the third anniversary of first being determined in such Control and such Person has not failed to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or appropriate to procure any action by or in respect of, or to make any filing with, any governmental body, agency, official or authority required to permit the Company or any of its affiliates, directly or indirectly, to acquire any Person or the assets thereof (or to assume the liabilities thereof) or to permit the Company or any affiliate thereof to engage in any legally permissible activity to the extent that the Company or such affiliate shall have determined to do so as notified in writing by the Company to such Person;

provided, however, that in no event shall the Company, any wholly-owned Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a wholly-owned Subsidiary of the Company be deemed an Acquiring Person.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of this Agreement.

         A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such Person's Affiliates or Associates is or may be deemed the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as such Rules are in effect on the date of this Agreement, as well as any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or after passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights

(other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made to more than ten holders of the Common Stock and pursuant to, and in accordance with, the applicable rules and regulations under the Securities Exchange Act of 1934, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of
Schedule 13D under the Securities Exchange Act of 1934 (or any similar provision of a comparable or successor report). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial owner shall be deemed outstanding.


         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Charlotte, North Carolina are generally authorized or obligated by law or executive order to close.

         "Close of business" on any given date shall mean 5:00 p.m., Charlotte, North Carolina time on such date (or, if such date is not a Business Day, 5:00 p.m., Charlotte, North Carolina time on the next succeeding Business Day).


         "Common Stock" shall mean the shares of Common Stock, par value $3.33 1/3 per share, of the Company.

         "Control" shall have the meaning ascribed to such term in the Bank Holding Company Act of 1956, as amended.

         "Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c) hereof.

         "Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $210.00.

         "Expiration Time" shall mean the earliest of (i) the Exchange Time,
(ii) the Redemption Time and (iii) the close of business on December 28, 2000.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System (or any successor agency) and the staff thereof.

         "Flip-in Date" shall mean the tenth Business Day after any Stock Acquisition Date.

         "Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 90 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section
2.4 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 90 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, if the securities are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if of any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

         "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of this Agreement), corporation or other entity.

         "Preferred Stock" shall mean the series of Junior Participating Class A Preferred Stock, no-par value, of the Company created by Articles of Amendment in substantially the form set forth in Exhibit B hereto appropriately completed.

         "Redemption Price" shall mean an amount equal to $0.01.

         "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1 hereof, whether by reason of redemption or termination.

         "Separation Time" shall mean the close of business on the earlier of
(i) the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (other than the Company, a Subsidiary of the Company or an employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, and (ii) the Flip-in-Date; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time, and provided further, that if any tender or exchange offer referred to in clause (i) of this definition is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of common Stock pursuant thereto, such offer shall be deemed, for purposes of this definition, never to have been made.

         "Stock Acquisition Date" shall mean the first date of public announcement by the Company (by any means) that an Acquiring Person has become such.

         "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

         "Trading Day", when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

                                   ARTICLE II

                                   THE RIGHTS

         2.1 SUMMARY OF RIGHTS. As soon as practicable after the Record Time, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's address as shown by the records of the Company.

         2.2 LEDGEND ON COMMON STOCK CERTIFICATES. Certificates for the Common Stock issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend;

         Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences certain Rights as set forth in a Rights Agreement, dated as of December 18, 1990 (as such may be supplemented or amended from time to time, the "Rights Agreement"), between First Union Corporation (the "Company") and First Union National Bank of North Carolina, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed or terminated, may be exchanged for shares of Common Stock or other securities or assets of the Company or a "Subsidiary" (as defined in the Rights Agreement), may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or

         "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

Certificates representing shares of Common stock that are issued and outstanding at the Record Time shall evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

         2.3 EXERCISE OF RIGHTS; SEPARATION OF RIGHTS.

         (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.

         (b) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (together, in the case of certificates issued prior to the Record Time, with the letter mailed to the record holder thereof pursuant to Section 2.1) and will be transferable only together with, and will be transferred by a transfer of, such associated share (whether with or without such letter). Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its

Subsidiaries, other than in a fiduciary capacity, shall be void.

         (c) Subject to this Section 2.3 and to Sections 3.1, 5.1 and 5.10, after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of Common Stock. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate that are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

         (d) Subject to Sections 3.1, 5.1 and 5.10, Rights may be exercised on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.


         (e) Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to Sections 3.1, 5.1 and 5.10, the Rights Agent will thereupon promptly (i)(A) requisition certificates evidencing such number of shares or other securities to be purchased (the Company hereby irrevocably authorizing its transfer agents, indenture trustees, Subsidiaries or others, as the case may be, to comply with all such requisitions) and (B) if the Company elects pursuant to Section 5.5 not to issue certificates representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates or depositary receipts) in such name or names as may be designated by such holder.

         (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

         (g) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933 or the Securities Exchange Act of

1934, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

         2.4 ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS. (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

         In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referred to in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share. To the extent provided in Section 5.3, Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time.

         (b) In the event the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to a regular periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or binding share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

         (c) Each adjustment to the Exercise Price made pursuant to this Section
2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of Rights.

         (d) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

         2.5 DATE ON WHICH EXERCISE IS EFFECTIVE. Each Person in whose name any certificate for shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

         2.6 EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES. (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

   Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

   Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to
Section 2.3(c) hereof. No Rights Certificate shall be valid for any purpose until manually countersigned by the Rights Agent.

   (b) Each Rights Certificate shall be dated the date of countersignature thereof.

   2.7 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. (a) After the Separation Time, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

   After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights Certificate so surrendered.

   (b) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

   (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

   (d) The Company shall not be required to register the transfer or exchange of any Rights after such Rights have become void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed or terminated under
Section 5.1.

   2.8 MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

   (b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

   (c) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

   2.9 PERSONS DEEMED OWNERS. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

   2.10 DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

   2.11 AGREEMENT OF RIGHT HOLDERS. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

   (a) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

   (b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

   (c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

   (d) Rights beneficially owned by certain Persons will under the circumstances set forth in Section 3.1(b) become void; and

   (e) this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b), 5.1 or 5.4.


                               ARTICLE III

                     ADJUSTMENTS TO THE RIGHTS IN
                  THE EVENT OF CERTAIN TRANSACTIONS

   3.1 FLIP-IN. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, the Company shall take such action as shall be necessary to ensure and provide that, except as provided in this
Section 3.1, each

Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Common Stock).

   (b) Notwithstanding the foregoing, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise or exchange and the Person presenting the same shall not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial
Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial
Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

   (c) The Board of Directors of the Company may, at its option, at any time after a Flip-in Date, but only to the fullest extent that applicable law would not prohibit Rights owned by certain Persons referred to in Section 3.1(b) becoming void pursuant to the provisions thereof, elect to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange rate of two shares of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Common Stock (such exchange rate, as adjusted from time to time, being hereinafter referred to as the "Exchange Rate").

   Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section 3.1(b)) will thereafter represent only the right to receive a number of shares of Common Stock equal to the product of one share multiplied by the Exchange Rate. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights outstanding immediately prior thereto (other than Rights that have become void pursuant to Section 3.1(b)) by mailing such notice in accordance with Section 5.9.

   Each Person in whose name any certificate for shares is issued upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding

Business Day on which the stock transfer books of the Company are open.

   (d) Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a rate of one one-hundredth of a share of Preferred Stock in the case of Section 3.1(a), or at a rate of two one-hundredths of a share of Preferred Stock, in the case of
Section 3.1(c), for each share of Common Stock so issuable, respectively.

   (e) In the event that there shall not be sufficient authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with
Section 3.1(a), (c) or (d), the Company shall either (i) call a meeting of shareholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more subsidiaries having a fair value equal to twice the Exercise Price, or
(b) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more Subsidiaries having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more Subsidiaries having a fair value equal to the product of the Market Price of a share of Common stock on the Flip-in Date multiplied by the Exchange Rate in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

                                 ARTICLE IV
                             THE RIGHTS AGENT

   4.1 GENERAL. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights
Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

   (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     4.2 MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     4.3 DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

     (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under Section 2.4 or 3.1 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable or, if debt obligations, valid, binding and enforceable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or any Subsidiary or become pecuniarily interested in any transaction in which the Company or any subsidiary may be interested, or contract with or lend money to the Company or any Subsidiary or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company, any Subsidiary or any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     4.4 CHANGE OF RIGHTS AGENT. The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice
(or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights
Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York or North Carolina, in good standing, having its principal office in the State of New York or North Carolina, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights
Agent will be vested with the same powers, rights, duties and responsibilities as if it has been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this
Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                               ARTICLE V

                             MISCELLANEOUS

     5.1 REDEMPTION; TERMINATION. (a) The Board of Directors of the Company may, at its option, at any time (i) prior to the Separation Time, elect to terminate this Agreement and all the then outstanding Rights without any payment to any holder thereof and (ii) after the Separation Time but prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price.

     (b) Immediately upon the action of the Board of Directors of the Company electing to redeem or terminate the Rights (or, if the resolution of the Board of Directors electing to redeem or terminate the Rights states that such redemption or termination will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter, in the event of redemption, represent only the right to receive the Redemption Price in cash or, in the event of termina-tion, be null and void. Promptly after the Rights are so redeemed or terminated, the Company shall give notice thereof to the Rights Agent and the holders of the then outstanding Rights by mailing a notice in accordance with Section 5.9.

     5.2 EXPIRATION. No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1(c), 3.1(d), 3.1(e) or 5.1.

     5.3 ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock, securities or assets purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation
Time and prior to the Redemption Time or Expiration Time pursuant to conversion rights, exchange rights, rights (other than Rights), warrants or options issued or granted prior to and outstanding at the Separation Time, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the Company's stock option or other employee benefit plans or arrangements, or upon conversion, exchange or exercise of securities, if any, issued prior to and outstanding at the Separation Time, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; PROVIDED HOWEVER, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued,
(ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

     5.4 SUPPLEMENTS AND AMENDMENTS. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the close of business on the Flip-in Date, in any respect (other than to change the Expiration
Time, except as contemplated elsewhere herein) and (ii) after the close of business on the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. Notwithstanding the foregoing, the Company may not amend or supplement this Agreement to lower the Beneficial Owner threshold of 15% in the definition of "Acquiring Person" without the prior approval of the holders of a majority in interest of the Common Stock; PROVIDED that the Board of Directors may amend or delete this sentence only (i) if it determines that it would have a material adverse effect on the Company's regulatory capital position or (ii) if the amendment or deletion is approved by the holders of a majority interest of the Common Stock. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence.

     5.5 FRACTIONAL SHARES. If the Company elects not to issue certificates representing fractional shares upon exercise or exchange of Rights, the Company shall, in lieu thereof, (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the same fraction of the Market Price (determined as of the date of exercise) of one share of the stock issuable upon such exercise on the day of exercise.

     5.6 RIGHTS OF ACTION. Subject to the terms of this Agreement (including
Section 3.1(b)), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

     5.7 HOLDER OF RIGHTS NOT DEEMED A SHAREHOLDER. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

     5.8 NOTICE OF PROPOSED ACTIONS. In case the Company shall propose after the Separation Time and prior to the Expiration Time (i) to effect or permit (in cases where the Company's permission is required) occurrence of any Flip-in Date or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action which shall specify the Flip-in Date or the date on which liquidation, dissolution, or winding up is to take place.

     5.9 Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

     First Union Corporation
     One First Union Center
     Charlotte, North Carolina 28288

     Attention:     Marion A. Cowell, Jr.
                    Executive Vice President,
                      Secretary and General Counsel

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

     First Union National Bank of North Carolina
     Shareholder Services Group
     Two First Union Center
     Charlotte, North Carolina 28288-1154

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights

Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

     5.10 SUSPENSION OF EXERCISABILITY. To the extent that the Company determines in good faith that some action will or need be taken pursuant to
Section 3.1(a), (c), (d) or (e) or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a period of up to ninety (90) days following the date of the occurrence of the Separation Time or the Flip-in Date in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

     Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

     5.11 COSTS OF ENFORCEMENT. The Company agrees that if the Company fails to fulfill any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

     5.12 SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     5.13 BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

     5.14 DESCRIPTIVE HEADINGS. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     5.15 GOVERNING LAW. This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the State of North Carolina and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

     5.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     5.17 SEVERABILITY. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                             FIRST UNION CORPORATION


                                             By:/s/ Marion A. Cowell, Jr.
                                               Name: Marion A. Cowell, Jr.
                                               Title: Executive Vice Presdient




                                             FIRST UNION NATIONAL BANK OF
                                               NORTH CAROLINA


                                             By:/s/ Keith D. Lembo
                                                Name: Keith D. Lembo
                                                Title: Senior Vice President

                                                                       EXHIBIT A



                           Form of Rights Certificate


Certificate No. W-                                            __________ Rights



         THE RIGHTS ARE SUBJECT TO REDEMPTION, TERMINATION AND MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.


                               Rights Certificate


                             FIRST UNION CORPORATION


                  This certifies that ___________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Protection Rights Agreement, dated as of December 18, 1990 (as such may be amended or supplemented from time to time, the "Rights Agreement"), between First Union Corporation, a North Carolina corporation (the "Company"), and First Union National Bank of North Carolina, a national banking association, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on December 28, 2000, one one-hundredth of a fully paid share of Junior Participating Class A Preferred Stock, no-par value (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the form of Election to Exercise attached to this Rights Certificate duly executed at the principal office of the Rights Agent in Charlotte, North Carolina. The Exercise Price shall initially be $_________ per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.
                  In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities or assets other than Preferred Stock, all as provided in the Rights Agreement.
                  Subject to the terms of the Rights Agreement, this Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

                  Subject to the terms of the Rights Agreement, this Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
                  Subject to the provisions of the Rights Agreement, each Right evidenced by this Rights Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right,
(b) terminated by the Company under certain circumstances, at its option, without payment, or (c) exchanged by the Company under certain circumstances, at its option, for two shares of Common Stock or two one-hundredths of a share of Preferred Stock per Right (or, in certain cases, other securities or assets), subject, in the case of (a) or (c), to adjustment in certain events as provided in the Rights Agreement.

                  No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
                  This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been counter signed by the Rights Agent.
                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:  ___________________

ATTEST:                                  FIRST UNION CORPORATION

__________________________               By__________________________
            Secretary

Countersigned:

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA, AS RIGHTS AGENT

By________________________
  Authorized Signature

Form of Reverse Side of Rights Certificate

                               FORM OF ASSIGNMENT

                  (To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)

                  FOR VALUE RECEIVED                        hereby

sells, assigns and transfers unto
                                                           (Please print name

                 and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________, 19__

Signature Guaranteed:                                ___________________________
                                                     Signature
                                                     (Signature must correspond
                                                     to name as written upon the
                                                     face of this Rights
                                                     Certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever)

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

------------------------------------------------------------
                               (To be completed if true)


The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the best knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

                                                          --------------------
                                                          Signature

-----------------------------------------------------------

                                     NOTICE

                  In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by this Rights Certificate to be void and not transferable or exercisable.

                   [To be attached to each Rights Certificate]

                          FORM OF ELECTION TO EXERCISE

                      (To be executed if holder desires to
                        exercise the Rights Certificate.)

TO:  First Union Corporation

                  The undersigned hereby irrevocably elects to exercise ___________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Preferred Stock or, in certain circumstances, Common Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

                  Address:

                  Social Security or Other
                  Taxpayer Identification
                  Number:

If such number of Rights shall not be all the Rights evidenced by the attached Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

                  Address:

                  Social Security or Other
                  Taxpayer Identification
                  Number:

Dated:  _____________, 19__

Signature Guaranteed:                     _____________________________
                                                     Signature

                                          (Signature must correspond to
                                          name as written upon the face
                                          of the attached Rights
                                          Certificate in every
                                          particular, without alteration
                                          or enlargement or any change
                                          whatsoever)

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

----------------------------------------------------------
                           (To be completed if true)

                  The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the best knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

                                                         ----------------------
                                                         Signature


----------------------------------------------------------

                                     NOTICE

                  In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                                                                       EXHIBIT B




                          FORM OF ARTICLES OF AMENDMENT
                    WITH RESPECT TO THE JUNIOR PARTICIPATING
               CLASS A PREFERRED STOCK OF FIRST UNION CORPORATION

                    Pursuant to Sections 55-6-02 and 55-10-06
                 of the North Carolina Business Corporation Act


                  The undersigned, _______________________________,
_____________________ of First Union Corporation, a North Carolina corporation (the "Corporation"), does hereby certify as follows:
                  (1)      The name of the Corporation is FIRST UNION
CORPORATION.
                  (2) Pursuant to authority granted by Article 4 of the Restated Charter of the Corporation and in accordance with the provisions of Section 55-6-02 of the North Carolina Business Corporation Act, the Board of Directors of the Corporation has duly adopted an amendment to the Restated Charter of the Corporation determining certain preferences, privileges, limitations, and relative rights (within the limits set forth in Section 55-6-01 of the North Carolina Business Corporation Act) of a new series of the Corporation's Class A Preferred Stock, no-par value, before the issuance of any shares of such series, the text of which amendment reads in full as follows:
                  1.       Designation

                  The distinctive serial designation of this series shall be "Junior Participating Class A Preferred Stock, no-par value" (hereinafter called this "Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

                  The number of shares in this Series shall initially be ____________, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased or otherwise acquired by the Corporation shall be cancelled and shall thereupon be restored to the status of authorized but unissued shares of Class A Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

                  2.       Dividends

                  (a) The holders of whole or fractional shares of this Series shall be entitled to receive dividends, when, as and if declared by the Board of Directors out of funds legally available therefor (i) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock (as defined below) of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (ii) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $____* over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be payable to the holders of record of shares of this Series on the date, not exceeding fifty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each whole and each fractional share of this Series shall be cumulative from the date such whole or fractional share is originally issued; provided that any such whole or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend that is not paid when it accrues.

                  (b) No dividend shall be declared and paid, or set apart for payment on, any share of this Series or any share of any other series of Class A Preferred Stock or any share of any class of stock, or series thereof, ranking on a parity with this Series as to dividends, for any dividend period unless at the same

--------
         * Insert an amount equal to 1/4 of the Exercise Price divided by the number of shares purchaseable upon exercise of one Right (i.e., a guaranteed 1% dividend). Where a Right is exercisable for one-hundredths of shares, this simplifies to one-fourth the Exercise Price for one one-hundredth of a share of Preferred Stock.

         time a like proportionate dividend for the same dividend period, ratably in proportion to the respective dividends applicable thereto shall be declared and paid, or set apart for payment on, all shares of this Series and all shares of all other series of Class A Preferred Stock and all shares of any class, or series thereof, ranking on a parity with this Series as to dividends, then issued and outstanding and entitled to receive dividends. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series.

         (c) So long as any shares of this Series shall be outstanding, unless the full cumulative dividends on all outstanding shares of this Series shall have been declared and paid, or set apart for payment, for all past dividend periods and except as provided in Paragraph 2(b), (i) no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to this series as to dividends and distribution of assets upon liquidation, dissolution or winding-up) shall be declared or paid or set aside for payment, or other distribution declared or made, upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up, and (ii) no shares of Common Stock or shares of any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation or any subsidiary of the Corporation (nor shall any moneys be paid to or made available for a sinking or other fund for the redemption, purchase or other acquisition of any shares of any such stock), other than by conversion into or exchange for Common Stock or any other stock of the Corporation ranking junior to this Series as to dividends and distribution of assets upon liquidation, dissolution or winding-up.

                  3.   Merger; Consolidation; Reclassification

                  In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the whole and fractional shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

                  4.       Liquidation

                  (a) Upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of whole and fractional shares of this Series shall be entitled to receive out of the net assets of the Corporation, before any payment or distribution shall be made or set apart for payment on the Common Stock or any other class or series of stock of the Corporation ranking junior to this Series as to distribution of assets upon such liquidation, dissolution or winding-up, the amount per whole share of this Series equal to the greater of (i) $_______* or (ii) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, dissolution or winding-up to a holder of the Reference Package, plus an amount equal to accrued and unpaid dividends (whether or not declared) to the date of final distribution (the "Preferential Amount").

                  (b) In the event the assets of the Corporation available for distribution to the holders of shares of

--------
         * Insert an amount equal to 100 times the Exercise Price in effect as of the Separation Time.

         this Series upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation shall be insufficient to pay the full Preferential Amount to which such holders are entitled pursuant to Paragraph 4(a), no such distribution shall be made on account of any shares of any other series of Class A Preferred Stock or of any other class of stock, or series thereof, in any case ranking on a parity with the shares of this Series as to the distribution of assets upon liquidation, dissolution or winding-up, unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the preferential sums that would be payable in such distribution if all sums payable in respect of shares of all such series of Class A Preferred Stock and any other such class or series be aforesaid were discharged in full.

                  (c) After the payment to the holders of the shares of this Series of the full Preferential Amount, the holders of shares of this Series, as such, shall have no right or claim to any of the remaining net assets of the Corporation.

                  (d) Neither the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary, for the purposes of this Paragraph 4.

                  5.  Redemption

                  The shares of this Series shall not be redeemable.

                  6.       Conversion and Exchange

                  The holders of shares of this Series shall not have any rights to convert such shares into or to exchange such shares for shares of Common Stock or any other class or series of stock (or any other security) of the Corporation.


                  7.       Voting Rights

                  In addition to any other vote or consent of shareholders required by law or by the Restated Charter of the Corporation, each whole and fractional share of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

                  8.       Rank

                  The shares of this Series shall rank junior to the Preferred Stock, no-par value, and all other Series of Class A Preferred Stock, no-par value, as to dividends and distribution of assets upon liquidation, dissolution or winding-up, except to the extent, in the case of shares of another Series of Class A Preferred Stock, no-par value, the terms of the shares of such other series provide otherwise.

                  9.       Definitions

                  (a) For purposes of this Amendment, any class or series of stock of the Corporation shall be deemed to rank:

                           (i) prior to this Series as to dividends or
                  distribution of assets upon liquidation, dissolution or winding-up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in preference or priority to the holders of this Series;

                           (ii) on a parity with this Series as to dividends or
                  distribution of assets upon
                  liquidation, dissolution or winding-up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of this Series, if the holders of such class or series of stock and of this Series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in proportion to their respective dividend amounts or liquidation prices, without preference or priority to the holders of this Series; and


                           (iii) junior to this Series as to dividends or
                  distribution of assets upon liquidation, dissolution or winding-up, if such stock shall be Common Stock or if the holders of this Series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in preference or priority to the holders of shares of such class or series.

                  (b) The term "Reference Package", in terms of one whole share of this Series, shall initially mean 100 shares of Common Stock, par value $3.33 1/3 per share ("Common Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on ________, _____* (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the

--------
         *        For an amendment relating to shares to be issued pur suant to
                  Section 2.3 of the Rights Agreement, insert the Separation Time. For an amendment relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date.

         Reference Package immediately prior to such event would hold thereafter as a result thereof.